Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

February 6, 2012

Media Contacts:	Alberto Canal	Phil Santoro
	Verizon	Verizon
	973-715-0908	781-439-5280
	alberto.c.canal@verizon.com	philip.g.santoro@verizon.com

	Marci Maule	Rachel Gerber
	Coinstar, Inc.	MWW Group for Coinstar, Inc.
	425-943-8277	646-215-6889
	marci.maule@coinstar.com	rgerber@mww.com

Verizon and Coinstar’s Redbox Form Joint Venture to Create New Consumer Choice for Video Entertainment

Joint Venture Will Offer the Best of Both

Worlds – Physical and Digital – to All Consumers Nationwide

NEW YORK – Verizon and Coinstar, Inc. today announced the formation of a joint venture that will create a new choice for quality- and value-conscious consumers seeking a simple and affordable way to access the video entertainment they crave. The venture’s services will offer all of the convenience, simplicity and value of Redbox® new release DVD and Blu-ray Disc® rentals combined with a new content-rich video on-demand streaming and download service from Verizon.

Verizon and Coinstar’s Redbox Announce Joint Venture, page 2

The joint venture plans to introduce the product portfolio in the second half of 2012. It will offer subscription services and more in an easy-to-use, flexible and affordable service that will allow all consumers across the U.S. to enjoy the new and popular entertainment they want, whenever they choose, using the media and devices they prefer. Additional brand and product information will be revealed in the coming months.

“When you consider the core elements the parties bring to this venture – our powerful brands; our national rental kiosk footprint; our anytime, anywhere network presence; and our mutual commitment to customer-focused innovation – it’s clear that Verizon and Redbox are a powerful entertainment team,” said Bob Mudge, president of Verizon consumer and mass business markets.

“Consumers rely on Redbox for the latest new release movies at a great value, and our joint venture with Verizon will enable us to bring them even more value by offering expanded content offerings and greater flexibility for how and when they enjoy entertainment,” said Paul Davis, chief executive officer of Coinstar, Inc. “This alliance is the result of a deliberate and strategic process to identify a partner who shares our commitment to delivering innovative solutions to consumers. We look forward to rolling out the shared benefits this venture will bring to consumers, retailers, and shareholders.”

This venture between Verizon and Redbox will create the kind of national multi-platform product that customers are demanding from video entertainment service providers. It will leverage Verizon’s industry-wide relationships with entertainment content providers, its advanced cloud computing technologies and state-of-the-art IP network infrastructure to distribute video on-demand content to its customers.

Verizon and Coinstar’s Redbox Announce Joint Venture, page 3

“The joint venture will combine the accessibility and value of Redbox with Verizon’s vision for a borderless lifestyle – where consumers easily accomplish what they want or need to do, on their terms, through the power of the network,” said Mudge. “Together, we are erasing old technology boundaries, freeing people to spontaneously enjoy the entertainment they want, whenever they choose, using the devices and media they prefer, at home or away.”

By offering instantly available online and mobile content with immediate access to physical media through rental kiosks, Verizon and Redbox will be uniquely positioned to deliver the best of both worlds – digital and physical – to consumers across the country.

The joint venture is a limited liability company with Verizon holding a 65 percent ownership share and Redbox holding a 35 percent ownership share at the outset.

NEWS CONFERENCE CALL

Verizon and Coinstar will hold a news conference call this morning, starting at 9:30 a.m. Eastern Time. To join the call dial 1-800-857-5081, the passcode is Verizon and Coinstar. A listen-only webcast will also be available. To access the webcast, paste this URL into your web browser: http://event.on24.com/r.htm?e=401643&s=1&k=46D10AC42D40629770B72C5B1ED49EB1. A recording will be available for playback approximately one hour after the call. To listen to the replay by phone, dial 866-454-9170. The replay will also be available online. Use this URL,

http://event.on24.com/r.htme=401643&s=1&k=46D10AC42D40629770B72C5B1ED49EB1, with your web browser for access. The recording will be available through February 20, 2012.

About Verizon

Verizon Communications Inc. (NYSE, Nasdaq: VZ), headquartered in New York, is a global leader in delivering broadband and other wireless and wireline communications services to consumer, business, government and wholesale customers. Verizon Wireless operates America’s most reliable wireless network, with nearly 109 million total connections nationwide. Verizon also provides converged communications, information and entertainment services over America’s most advanced fiber-optic network, and delivers integrated business solutions to customers in more than 150 countries, including all of the Fortune 500. A Dow 30 company with $111 billion in 2011 revenues, Verizon employs a diverse workforce of nearly 194,000. For more information, visit www.verizon.com.

About Redbox

Redbox Automated Retail, LLC, a wholly-owned subsidiary of Coinstar, Inc. (Nasdaq: CSTR), offers new-release DVD, Blu-ray Disc® and video game rentals through its network of conveniently located, self-service kiosks. Redbox has rented more than 1.5 billion discs and is available at more than 35,400 kiosks across over 29,000 locations nationwide, including select McDonald’s restaurants, leading grocery, drug and convenience stores, select Walmart locations and Walgreens locations in select markets. For more information, visit www.redbox.com.

Verizon and Coinstar’s Redbox Announce Joint Venture, page 4

About Coinstar, Inc.

Coinstar, Inc. (Nasdaq: CSTR) is a leading provider of automated retail solutions offering convenient services that make life easier for consumers and drive incremental traffic and revenue for retailers. The company’s core automated retail businesses include the well-known Redbox® self-service DVD rental and Coinstar® self-service coin-counting brands. The company has approximately 35,400 DVD kiosks and 20,200 coin-counting kiosks in supermarkets, drug stores, mass merchants, financial institutions, convenience stores, and restaurants. For more information, visit www.coinstarinc.com.

Safe Harbor for Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding the joint venture, its products and services, and the timing of its launch. Forward-looking statements are not guarantees of future performance and actual performance may vary materially from the performance expressed or implied in such statements. Differences may result from actions taken by Coinstar, Redbox, Verizon Communications, the joint venture, as well as from other risks and uncertainties beyond Coinstar’s control. Such risks and uncertainties include, but are not limited to, competition from other digital entertainment providers, the ability to achieve the strategic and financial objectives for our entry into a new business, and our limited ability to direct the management or policies of the new joint venture. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.

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Verizon and Coinstar’s Redbox Announce Joint Venture, page 5

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